Nationwide Variable Insurance Trust
American Century NVIT Multi Cap Value Fund

Supplement dated March 15, 2013
to the Prospectus dated April 30, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective February 26, 2013, the Prospectus is amended as follows:

1.	The information under the heading “Portfolio Managers” on page 7 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Phillip N. Davidson, CFA	Senior Vice President, CIO, Value Equity and Senior Portfolio Manager, American Century	Since 2009
Kevin Toney, CFA	Vice President and Senior Portfolio Manager, American Century	Since 2009
Michael Liss, CFA	Vice President and Senior Portfolio Manager, American Century	Since 2009
Chad Baumler, CFA	Portfolio Manager	Since 2013

2.
The first paragraph under the heading “Portfolio Management,” under the subheading “American Century NVIT Multi Cap Value Fund” on page 46 of the Prospectus is deleted in its entirety and replaced with the following

Phillip N. Davidson, CFA; Kevin Toney, CFA; Michael Liss, CFA; and Chad Baumler, CFA, are jointly responsible for the day-to-day management of the Fund, including selection of the Fund’s investments.

3.	The information under the heading “Portfolio Management,” under the subheading “American Century NVIT Multi Cap Value Fund” on page 46 of the Prospectus is supplemented with the following:

Mr. Baumler is a Portfolio Manager and co-manager of the portfolio management team that subadvises the Fund.  Mr. Baumler joined American Century in 2007 as an Investment Analyst and became a portfolio manager in 2013.  Mr. Baumler has a Bachelor's degree in Finance from The University of Northern Iowa and a Master’s degree in Business Administration from McCombs School of Business at the University of Texas at Austin.  Mr. Baumler is a CFA charterholder.

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